UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 54,342,823 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 23, 2024, representing approximately 91.63% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Linda Baddour	52,392,318	215,659	39,148	1,695,698
Udit Batra, Ph.D.	52,401,761	204,963	40,401	1,695,698
Dan Brennan	52,361,673	245,473	39,979	1,695,698
Richard Fearon	50,123,030	2,484,094	40,001	1,695,698
Pearl. S. Huang, Ph.D.	50,753,236	1,856,813	37,076	1,695,698
Wei Jiang	52,387,679	220,624	38,822	1,695,698
Christopher A. Kuebler	47,475,620	4,281,367	890,138	1,695,698
Flemming Ornskov, M.D., M.P.H.	41,843,917	9,657,141	1,146,067	1,695,698
Mark Vergnano	50,082,052	2,517,093	47,980	1,695,698

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s Board of Directors (the “Board”).

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	For	Against	Abstain	Broker Non-Votes
	50,417,234	3,881,263	44,326	1,695,698

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved.

PROPOSAL 3. NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	For	Against	Abstain	Broker Non-Votes
	41,947,552	10,653,338	46,235	1,695,698

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

PROPOSAL 4. AMENDMENT OF CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF CERTAIN OFFICERS AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW	For	Against	Abstain	Broker Non-Votes
	48,746,987	3,854,281	45,857	1,695,698

Pursuant to the foregoing vote, the proposal to amend the Company’s certificate of incorporation to provide for exculpation of certain officers as permitted by recent amendments to Delaware law was approved.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/ Keeley A. Aleman
Name:	Keeley A. Aleman
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 24, 2024

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